UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2026

4D Molecular Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39782	47-3506994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street #455
Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 505-2680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FDMT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 18, 2026, 4D Molecular Therapeutics, Inc. (the “Company”) reported positive 2-year data from the PRISM Phase 2b clinical trial evaluating 4D-150 in a broad wet age-related macular degeneration (“wet AMD”) population.

2-Year Data from PRISM Phase 2b Clinical Trial (Data Cutoff May 18, 2026):

Trial and Patient Cohort Overview

•	The Phase 2b trial enrolled 45 patients at two dose levels of a single intravitreal dose of 4D-150 (3E10 and 1E10 vg/eye); 3E10 vg/eye was chosen as the dose for the 4FRONT Phase 3 clinical trials

•	The Phase 2b overall cohort enrolled patients with broad disease activity (n=30 dosed with 3E10 vg/eye and n=15 dosed with 1E10 vg/eye)

•

The Phase 2b cohort subgroup comprised recently diagnosed patients (diagnosed within 6 months, n=15 at 3E10 vg/eye), which is most comparable to the population enrolled in the 4FRONT Phase 3 clinical trials

Phase 2b Efficacy Results Through 2 Years:

•	Consistent maintenance of best corrected visual acuity (“BCVA”)

•	Consistent control of central subfield thickness (“CST”) as measured by optical coherence tomography

•	Consistent, durable and clinically meaningful reduction in treatment burden:

•	Overall cohort:

•	78% overall treatment burden reduction (2.7 mean supplemental injections per patient vs. 12.0 injections projected with on-label aflibercept 2 mg Q8W)

•	Recently diagnosed subgroup:

•	87% overall treatment burden reduction (1.6 mean supplemental injections per patient vs. 12.0 injections projected with on-label aflibercept 2 mg Q8W)

•	Dose response maintained throughout 2 years in favor of the Phase 3 dose

Safety Data for Phase 3 Dose in Overall PRISM Phase 1/2a & 2b Clinical Trial (n=71)

•	4D-150 continues to be well tolerated:

•	Intraocular inflammation:

•

As previously reported, within approximately the first 6 months (28 weeks) post-4D-150 dosing, 2.8% (2 of 71) of patients had 4D-150-related 1+ (mild) intraocular inflammation (“IOI”) (SUN/NEI scales), which were transient 1+ vitreous cells noted at a single timepoint

•	Following the first 28 weeks post-4D-150 dosing, no new cases of inflammation with 2 to more than 4 years of follow-up on all patients as of the data cutoff

•	No 4D-150-related hypotony, endophthalmitis, vasculitis, occlusive/non-occlusive retinal vasculitis or choroidal effusions observed to date

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and expressed statements regarding the therapeutic potential, treatment-burden reduction, durability, and success of clinical trials for 4D-150. In some cases, you can identify these statements by forward-looking words such as “may,” “will,” “anticipate,” “intend,” “project,” “continue,” “target” or the negative or plural of these words or similar expressions. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including risks and uncertainties that are described in greater detail in the section entitled “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q filed on May 7, 2026, as well as any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent 4D Molecular Therapeutics’ current views and should not be relied upon as representing its views as of any subsequent time. The Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4D MOLECULAR THERAPEUTICS, INC.

Date: July 20, 2026	By:	/s/ Kristian Humer
Kristian Humer Chief Financial Officer